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  SELECT DIMENSIONS VARIABLE ANNUITY
  HARTFORD LIFE INSURANCE COMPANY
  SEPARATE ACCOUNT THREE
  SUPPLEMENT DATED SEPTEMBER 8, 1999 TO THE
  PROSPECTUS DATED MAY 3, 1999

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The investment objective of the Utilities Portfolio in the section entitled "The
Portfolios -- Morgan Stanley Dean Witter Select Dimensions Investment Series" is deleted and replaced with the following:

UTILITIES PORTFOLIO

Seeks to provide current income and capital apprecation.

The MidCap Growth Portfolio's name is changed to MidCap Equity Portfolio. All references in the prospectus and statement of additional information to "MidCap Growth Portfolio" should be replaced with "MidCap Equity Portfolio."

333-69493
HV-2426